      1                            			EXHIBIT 10



                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


          AMENDMENT No. 2 dated as of August 16, 1996 among MCDONNELL DOUGLAS FINANCE CORPORATION (the "Company"), MCDONNELL DOUGLAS FINANCIAL SERVICES CORPORATION, the BANKS listed on the signature pages hereof (the "Banks") MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent") and THE CHASE MANHATTAN BANK, as Administrative Agent.


                             W I T N E S S E T H :


          WHEREAS, certain of the parties hereto have heretofore entered into a Credit Agreement dated as of September 29, 1994 and amended as of August 31, 1995 (collectively, the "Agreement");

          WHEREAS, the parties hereto desire to increase the aggregate amount of the Syndicated Commitments from $220,000,000 to $240,000,000; and

          WHEREAS, the parties hereto desire to amend further the Agreement to
(i) extend the Termination Date from August 30, 1999 to August 16, 2001, (ii) reduce certain interest rates and Commitment Fee Rates and (iii) make certain other changes as hereinafter provided;

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

          SECTION 2. AMENDMENT OF TERMINATION DATE. The definition of "Termination Date" in Section 1.01 of the Agreement is amended to read in its entirety as follows:

          "Termination Date" means August 16, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day, unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be the next preceding Euro-Dollar Business Day.

          SECTION 3.  AMENDMENT OF SECTION 1.01.   (a) Each reference to
"1994" in the definition of "Company s 1994 Form 10-K" is amended to read
"1995".

          (b) Each reference to "Adjusted Debt" in the definition of "Unrestricted Subsidiary" is amended to read "Consolidated Adjusted Debt".
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	   (c) The text "(other than Non-Recourse Debt)" is deleted at eachplace it appears in the definition of "Unrestricted Subsidiary".

	   (d) Section 1.01 of the Agreement is amended by inserting, in their appropriate alphabetical positions, the following definitions:

          "Adjusted Tangible Net Worth" means the sum (without duplication) of
     (i) the consolidated stockholders' equity of the Company PLUS (ii) preferred stock of the Company not reflected in clause (i) PLUS (iii) preferred stock of any Subsidiary of the Company not reflected in clause
     (i), PROVIDED that such Subsidiary has no material assets other than subordinated obligations owed it by the Company all terms and conditions of which shall have been approved by Banks having at least 51% of the aggregate amount of the Syndicated Commitments, MINUS (iv) to the extent reflected in clause (i), Intangible Assets.

          "Consolidated Adjusted Debt" means the sum (without duplication) of
     (i) the consolidated amount of Debt of the Company and its Restricted Subsidiaries, (ii) the consolidated amount of Non-Recourse Debt of the Company and its Restricted Subsidiaries and (iii) the aggregate amount of discounted Net Rental Payments described in Section 5.11.

          "Leverage Ratio" means, at any date, the ratio of (i) Consolidated Adjusted Debt at such date to (ii) Adjusted Tangible Net Worth at such date.

          SECTION 4. AMENDMENT OF ARTICLE IV. (a) Each reference to "Decem-ber 31, 1994" in Sections 4.04 and 4.11 of the Agreement is amended to read "December 31, 1995".

          (b) Each reference to "March 31, 1995" in Sections 4.04(b), 4.04(c) and 4.11 of the Agreement is amended to read "March 31, 1996".

          SECTION 5. AMENDMENT OF ARTICLE V. (a) Section 5.07 of the Agreement is amended to read in its entirety as follows:

          SECTION 5.07. LEVERAGE RATIO. The Leverage Ratio shall not exceed 800% as of the last day of any Fiscal Quarter.

          (b) Each reference to "Adjusted Debt" in Section 5.09 of the Agreement is amended to read "Consolidated Adjusted Debt".

          (c) Each reference to "Adjusted Debt" in Section 5.10 of the Agreement is amended to read "Consolidated Adjusted Debt".

          (d) Each reference to "Adjusted Debt" in Section 5.11 of the Agreement is amended to read "Consolidated Adjusted Debt".

          (e) The text "(other than Non-Recourse Debt)" is deleted at each place it appears in Sections 5.09 and 5.10.

          SECTION 6. AMENDMENT OF SECTION 6.01(f). Section 6.01(f)is amended to read in its entirety as follows:

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Financial Obligations or enables the holder of such Material Financial Obligations or any Person
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

	acting on such holder's behalf to accelerate the maturity thereof;

	SECTION 7. CHANGES IN SYNDICATED COMMITMENTS. With effect from and including the date this Amendment No. 2 becomes effective in accordance with
Section 11 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Syndicated Commitment of each Bank shall be the amount set forth opposite its name on the signature pages hereto. Any Bank whose Syndicated Commitment is changed to zero shall upon such effectiveness cease to be a Bank party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Bank shall be due and payable on such date; PROVIDED that the provisions of Sections 8.03 and
9.03 of the Agreement shall continue to inure to the benefit of each such Bank.

          SECTION 8. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that as of the date hereof and after giving effect hereto:

          (a)  no Default has occurred and is continuing; and

          (b) each representation and warranty of the Borrower set forth in the Agreement is true and correct as though made on and as of this date.

          SECTION 9. Amendment of Pricing Schedule. The Pricing Schedule is amended to read in its entirety as set forth in Exhibit I to this Amendment No. 2.

          SECTION 10. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 11. Counterparts; Effectiveness. This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 2 shall become effective as of the date hereof when (i) the Documentation Agent shall have received duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Documentation Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) the Documentation Agent shall have received a duly executed Note for each of the New Banks (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.03 of the Agreement; (iii) the Documentation Agent shall have received an opinion of the Associate General Counsel of the Company (or such other counsel for the Company as may be acceptable to the Documentation Agent), substantially in the form of Exhibit B to the Agreement with reference to the New Notes, this Amendment No. 2 and the Agreement as amended hereby; and (iv) the Documentation Agent shall have received all documents it may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Agreement as amended hereby, the New Notes and any other matters relevant hereto, all in form and substance satisfactory to the Documentation Agent.
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

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of theday and year first above written.

		                         MCDONNELL DOUGLAS
                		           FINANCE CORPORATION

		                         By /s/Phillip B. Dandridge
                		            Title: Treasurer


		                         MCDONNELL DOUGLAS FINANCIAL
                		         SERVICES CORPORATION



		                         By /s/Phillip B. Dandridge
                		            Title: Treasurer
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

Syndicated
Commitments
-----------
$25,000,000              		MORGAN GUARANTY TRUST COMPANY
		                           OF NEW YORK


		                         By /s/Diana H. Imhof
                		            Title: Vice President



$25,000,000              		THE BANK OF NEW YORK


		                         By /s/Lisa Brown
                		            Title: Vice President



$25,000,000              		THE CHASE MANHATTAN BANK


                         		By /s/Matthew H. Massie
		                            Title: Vice President



$25,000,000     		        THE INDUSTRIAL BANK OF JAPAN, LTD


		                         By /s/Toshinari Iyoda
                		            Title: Senior Vice President



$20,000,000              		BANK OF AMERICA NATIONAL TRUST
		                           AND SAVINGS ASSOCIATION


                		         By /s/Gina M. West
		                            Title: Vice President
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$20,000,000       			BANK OF MONTREAL


                      					By /s/Claudia C. Heldring
                        		    Title: Director



$20,000,000              		DEUTSCHE BANK AG, LOS ANGELES
		                            AND/OR CAYMAN ISLAND BRANCHES


		                         By /s/Olaf Janke
		                            Title: Associate

                		         By /s/J. Scott Jessup
		                            Title: Vice President


$20,000,000              		NATIONAL WESTMINSTER BANK PLC


		                         By /s/Caroline A. Percy
                		            Title: Vice President



$20,000,000              		THE FIRST NATIONAL BANK OF CHICAGO


		                         By /s/Al R. Chircop
                		            Title: Authorized Agent


$20,000,000              		THE LONG-TERM CREDIT BANK OF JAPAN
		                            LTD.


		                         By /s/Motokazu Uematsu
                		            Title: Deputy General Manager



$20,000,000              		THE MITSUBISHI TRUST AND BANKING
                             			CORPORATION


		                         By /s/Scott J. Paige
                		            Title: Senior Vice President



Total Syndicated
 Commitments
----------------
$240,000,000
============
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
                         		MORGAN GUARANTY TRUST COMPANY
                           		OF NEW YORK, as Agent



		                         By /s/Diana H. Imhof
                		            Title: Vice President



		                         THE CHASE MANHATTAN BANK,
                		           as Agent



		                         By /s/Matthew H. Massie
                		            Title: Vice President

      8                                                           EXHIBIT I

				PRICING SCHEDULE



     The "LIBOR Margin" and "Commitment Fee Rate" for any day are the respective percentage set forth below in the applicable row under the column corresponding to the Status that exists on such day:


                      Level   Level    Level   Level    Level    Level
         Status         I       II      III      IV       V        VI
-------------------------------------------------------------------------

LIBOR Margin          0.225%   0.25%   0.30%   0.375%   0.475%    0.75%

Commitment Fee Rate   0.075%   0.08%   0.10%   0.125%   0.175%    0.250%


     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Status" exists at any date if, at such date, the Company's long-term debt is rated A or higher by S&P or A2 or higher by Moody's.

     "Level II Status" exists at any date if, at such date, (i) the Company's long-term debt is rated A- or higher by S&P or A3 or higher by Moody's and
(ii) Level I Status does not exist.

     "Level III Status" exists at any date if, at such date, (i) the Company's long-term debt is rated BBB+ or higher by S&P or Baa1 or higher by Moody's and
(ii) neither Level I Status nor Level II Status exists.

     "Level IV Status" exists at any date if, at such date, (i) the Company's long-term debt is rated BBB or higher by S&P or Baa2 or higher by Moody's and
(ii) none of Level I Status, Level II Status and Level III Status exists.

     "Level V Status" exists at any date if, at such date, (i) the Company's long-term debt is rated BBB- or higher by S&P or Baa3 or higher by Moody's and
(ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

     "Level VI Status" exists at any date if, at such date, no other Status exists.

     "Moody's" means Moody's Investors Service, Inc.

     "S&P" means Standard and Poor's Ratings Group.

     "Status" means, at any date, whichever of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at such date.

     The credit ratings to be utilized for purposes of determining a Status
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

are the publicly announced ratings assigned to unsecured senior obligations ofthe Company without third party credit support (the "Long-Term Securities"). Ratings assigned to any obligation which is secured or which has the benefit of third party credit support shall be disregarded. Notwithstanding the foregoing two sentences, if the obligations of the company under this Agreement and its Notes are hereafter secured or entitled to the benefit of any third party credit support, then the credit ratings utilized in determining a Status shall, if the Company so requests by written notice to the Documentation Agent, be the ratings assigned to any other senior obligations of the Company that are secured by the same collateral or entitled to the benefit of the same third party credit support, in each case equally and ratably with the obligations of the Company under this Agreement and the Notes (and such obligations shall be "Long-Term Securities" for purposes of the next succeeding paragraph).

For purposes of determining Status, if at any date the rating of the Long-Term Securities by Moody's shall be higher or lower than the comparable rating by S&P by two or more rating levels (it being understood that for these purposes an S&P rating of A+ is comparable to a Moody's rating of A1, an S&P rating of A is comparable to a Moody s rating of A2, and so forth), then the rating of the Long-Term Securities by each of Moody's and S&P shall be deemed to be one rating level above the lower of the two actual ratings.